Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 1, 2026 by and between Inseego Corp., a Delaware corporation (the “Company”), and Nokia Solutions and Networks Oy, a company incorporated under the laws of Finland (the “Stockholder”).

WHEREAS, pursuant to the terms of that certain (i) Asset Purchase Agreement (as amended, the “Purchase Agreement”) and (ii) Subscription Agreement (the “Subscription Agreement”), each dated April 30, 2026, between the Company and the Stockholder, the Company is issuing to the Stockholder, on the date hereof, shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and warrants to purchase shares of Common Stock (the “Warrants”); and

WHEREAS, the Purchase Agreement provides that the Company and the Stockholder will enter this Agreement, to provide the Stockholder with certain registration rights under the Securities Act of 1933, as amended (the “1933 Act”)

NOW, THEREFORE, the parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“1933 Act” has the meaning set forth in the Recitals to this Agreement.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person, as such terms are used in and construed under Rule 405 promulgated under the 1933 Act.

“Agreement” has the meaning set forth in the Preamble of this Agreement.

“Allowed Delay” has the meaning set forth in Section 2(c).

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” has the meaning set forth in the Recitals to this Agreement.

“Company” has the meaning set forth in the Preamble of this Agreement.

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“Control” (including the terms “controlling”, “controlled by” or “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Cut Back Shares” has the meaning set forth in Section 2(d).

“Effectiveness Period” has the meaning set forth in Section 2(c).

“Filing Deadline” means the Demand Registration Statement Filing Deadline or the Initial Filing Deadline, as applicable.

“Investors” means the Stockholder and any Affiliate or permitted transferee of any Investor who is a subsequent holder of Registrable Securities.

“Lock-Up Agreement” has the meaning given to such term in the Purchase Agreement.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Purchase Agreement” has the meaning set forth in the Recitals to this Agreement.

“Register”, “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the shares of Common Stock issued pursuant to the Purchase Agreement or the Subscription Agreement, (ii) all shares of Common Stock then issued or issuable upon exercise of any Warrants issued pursuant to the Purchase Agreement or the Subscription Agreement, (iii) all shares of Common Stock and securities exchangeable for or convertible into shares of Common Stock acquired by the Stockholder or its Affiliate from the Company in other private placement transactions in reliance on an exemption from the registration requirements of the 1933 Act and (iv) any other shares of Common Stock issued as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event or other distribution with respect to, in exchange for or in replacement of any of the foregoing shares; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the first to occur of (A) a Registration Statement with respect to the sale of such Registrable Securities being declared effective by the SEC under the 1933 Act and such Registrable Securities having been disposed of or transferred by the holder thereof in accordance with such effective Registration Statement; (B) such Registrable Securities having been previously sold or transferred in accordance with Rule 144 (or another exemption from the registration requirements of the 1933 Act); and (C) such Registrable Securities become eligible for resale pursuant to Rule 144, without volume, manner-of-sale or other restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), and, in the case of this clause (C), the Stockholder, together with its Affiliates, beneficially owns less than 3% of the then-outstanding shares of Common Stock of the Company, assuming the exercise of all Warrants.

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“Registration Information Notice” has the meaning set forth in Section 4(a).

“Registration Statement” means any registration statement of the Company under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post- effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

“Required Investors” means the Investors holding a majority of the Registrable Securities outstanding from time to time.

“Restriction Termination Date” has the meaning set forth in Section 2(d).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 415” has the meaning set forth in Section 2(d).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Restrictions” has the meaning set forth in Section 2(d).

“Stockholder(s)” has the meaning set forth in the Preamble of this Agreement.

“Subscription Agreement” has the meaning set forth in the Recitals to this Agreement.

“Warrants” has the meaning set forth in the Recitals to this Agreement.

2. Registration.

(a) Initial Registration Statement. Within one year of the date hereof (the “Initial Filing Deadline”), the Company shall prepare and file with the SEC an initial Registration Statement (the “Initial Registration Statement”) on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of Registration Statement as is then available to effect a registration for resale of the Registrable Securities) covering the resale of all of the Registrable Securities on a delayed or continuous basis which, for the avoidance of doubt, may also register the sale of primary securities. Subject to any SEC comments, a Registration Statement filed pursuant to this Section 2 shall provide for all legally permitted methods or combinations of methods of disposition of Registrable Securities, including, without limitation, firm commitment underwritten public offerings, bought deals, block trades, overnight transactions, sales in connection with hedging transactions, short sales, direct sales, transactions on an agency basis, privately negotiated transactions, open market sales, “at the market” offerings and purchases or sales by brokers. Such Registration Statement filed pursuant to this Section 2 also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Initial Registrable Securities. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their respective counsel for their review and comment at least five (5) Business Days prior to its filing or other submission. In no event shall an Investor be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that an Investor be identified as a statutory underwriter in the Registration Statement, such Investor will have the right, at its sole discretion, to withdraw from the Registration Statement. Notwithstanding anything to the contrary herein, an Investor’s sale or other transfer of Registrable Securities pursuant to the Registration Statement shall be subject to the restrictions contained in the Lock-Up Agreement.

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(b) Demand Registration. If at any time following the effectiveness of the Initial Registration Statement contemplated by Section 2(a), thereafter the Company ceases to have an effective Registration Statement covering the resale of all the Registrable Securities during the Effectiveness Period relating to the Initial Registration Statement, upon written notice to the Company (a “Demand Request”) delivered by an Investor requesting that the Company effect the registration (a “Demand Registration”) under the Securities Act of any or all of the Registrable Securities beneficially owned by such Investor, the Company shall, as promptly as practicable and no later than thirty (30) days as of the Company’s receipt of the applicable Demand Registration Request (the “Demand Registration Statement Filing Deadline”), file a Registration Statement with the SEC with respect to the Registrable Securities specified in the Demand Request. Nothing in this Section 2(b) shall relieve the Company of its obligations under, or shall be deemed a waiver by any Investor of its rights under, Section 2(a). Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their respective counsel for their review and comment at least five (5) Business Days prior to its filing or other submission.

(c) Expenses. The Company will pay all fees and expenses associated with any registration of Registrable Securities pursuant to this Agreement, including, without limitation, (i) filing, printing, mailing and delivery fees and expenses and any other fees and expenses associated with a Registration Statement, Prospectus or other filings made with the SEC, FINRA or any other regulatory authority, (ii) the fees and expenses of the Company’s counsel, (iii) fees and expenses of the Company’s transfer agent, registrar, accountant and auditor (including such fees and expenses relating to “comfort letters”, if any), (iv) the fees and disbursements of underwriters, if any, other than underwriter discounts, commissions and fees relating to the sale by an Investor of its Registrable Securities, (v) costs associated with clearing the Registrable Securities for sale under applicable securities or “blue sky” laws and listing fees and (v) in the case of an Underwritten Offering, analyst, investor presentation or “road show” expenses of the Company and the underwriters, if any. In no event shall the Company be responsible for any discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the sale by an Investor of its Registrable Securities. Except as provided in this Section 2(c) and Section 5 hereof, the Company shall not be responsible for legal fees incurred by holders of Registrable Securities in connection with the Registration Statement or the performance of their rights and obligations under this Agreement.

(d) Effectiveness. The Company shall use reasonable best efforts to (i) have any Registration Statement filed pursuant to this Section 2 declared effective as soon as practicable after the filing thereof and no later than the earlier of (x) ninety (90) calendar days following the filing if the SEC notifies the Company that it will “review” the Initial Registration Statement and (y) five (5) Business Days after the date the Company is notified in writing by the SEC that such Initial Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Deadline”) and (ii) keep or cause such Registration Statement to remain continuously effective and current until such time as all Registrable Securities covered thereby have been sold or distributed in accordance with the intended method or methods of distribution by the sellers thereof, or otherwise no longer constitute Registrable Securities (including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending such Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act, any state securities or “blue sky” laws, or any other rules and regulations thereunder) (the “Effectiveness Period”). The Company shall notify the Investors by e-mail as promptly as practicable, and in any event, within one (1) Business Day, after the Registration Statement is declared effective or is supplemented and shall simultaneously provide the Investors with access to a copy of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. In the event the Company files a Registration Statement on Form S-1 or a Registration Statement other than Form S-3, the Company shall use its reasonable best efforts to convert such Registration Statement to a Registration Statement on Form S-3 as promptly as practicable after the Company is eligible to use Form S-3.

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(e) Allowed Delay. On no more than two (2) occasions and for a period of not more than thirty (30) consecutive days and for a total of not more than sixty (60) days, in each case in any twelve (12) month period, the Company may suspend the use of any Prospectus included in the Registration Statement contemplated by Section 2(c) in the event that the Company determines in good faith, and upon advice of legal counsel, that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time would not be, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided that the Company shall promptly (i) notify the Investors in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Investors) disclose to the Investors any material non-public information giving rise to an Allowed Delay, (ii) advise the Investors in writing to cease all sales under the applicable Registration Statement until the end of the Allowed Delay and (iii) use reasonable best efforts to terminate an Allowed Delay as promptly as practicable, and in any event no later than the earlier of (x) the expiration of the periods set forth in this Section 2(e) and (y) the date on which the circumstances giving rise to the relevant Allowed Delay shall have ceased.

(f) Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act (“Rule 415”) (provided, however, the Company shall be obligated to use reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities) or requires any Investor to be named as an “underwriter,” the Company shall (i) promptly notify each holder of Registrable Securities thereof and (ii) use commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter”. The Investors shall have the right, at their sole expense, to select one legal counsel designated by the holders of the majority of the Registrable Securities proposed to be included in such Registration Statement to review any registration and participate in any matters pursuant to this Section 2(f), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which the Investor or their counsel reasonably objects. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(f), the SEC refuses to alter its position, the Company shall (A) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (B) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. Any cut-back imposed on the Investors pursuant to this Section 2(d) shall be allocated among the Investors on a pro rata basis and shall be applied first to any of the Registrable Securities of such Investor as such Investor shall designate, unless the SEC Restrictions otherwise require or provide or the Investors otherwise agree. The Company shall not be deemed to be in breach of its obligations under this Agreement to Register any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). In furtherance of the foregoing and solely to the extent there are Cut Back Shares, each Investor shall provide the Company with prompt written notice of its sale of substantially all of the Registrable Securities under such Registration Statement such that the Company will be able to file one or more additional Registration Statements covering the Cut Back Shares. From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use reasonable best efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut Back Shares; provided, however, that the Filing Deadline for such Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date.

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(g) Other Limitations. Notwithstanding any other provision, the Filing Deadline and Effectiveness Deadline for a Registration Statement shall be extended and the Company shall not be responsible for any failure by the Company to keep a Registration Statement current and effective in the event that the Company’s failure results from the failure of an Investor to provide the Company within a reasonable time as of the Company’s written reasonable request with information necessary to complete a Registration Statement in accordance with the requirements of the 1933 Act (in which case any such deadline would be extended with respect to all Registrable Securities until such time as the Investor provides such requested information).

(h) Any Investor holding Registrable Securities registered under a Registration Statement pursuant to this Agreement may at any time during the Effectiveness Period, by written notice to the Company (an “Underwritten Offering Notice”), request that Registrable Securities with a fair market value of at least $10 million be distributed or sold in an underwritten offering (each an “Underwritten Offering”) by an investment banking firm or firms selected by such Investor to act as the managing underwriter or underwriters in connection with such Underwritten Offering; provided, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld or delayed. In the case of an Underwritten Offering pursuant to this clause, the Company and, to the extent reasonably required by the underwriter(s), the Investors selling in such offering, shall enter into and perform their respective obligations under an underwriting agreement and other definitive agreements with such underwriters for such offering, which agreement shall contain terms and provisions as are customarily contained in underwriting agreements, which may include, without limitation, customary lock-up agreements of the Company and its directors, officers and principal stockholders, including, to the extent reasonably required by the underwriter(s), the Investors. The Company shall have appropriate officers (i) upon reasonable request and at reasonable times, prepare and make presentations at any “road shows”, investor presentations, analyst presentations or other selling efforts or information meetings in connection with underwritten offerings and (ii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities. Without the Company’s written consent, the Company shall not be required to effect (a) more than three (3) Underwritten Offerings pursuant to this Section 2(f) or (b) more than once during any six (6)-month period. For the avoidance of doubt, if an Underwritten Offering is commenced but not consummated for any reason or no Registrable Securities are offered and sold in such Underwritten Offering, such Underwritten Offering shall not count as an Underwritten Offering for the purposes of the limitations in the foregoing sentence.

(i) Piggy-Back Registrations.

(i) If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering the resale of all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Investor a written notice of such determination and, if within ten (10) calendar days after the date of the delivery of such notice, any such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of such Registrable Securities such Investor requests to be registered, if permitted under the provisions of Rule 415; provided, however, if the registration so proposed by the Company involves an Underwritten Offering of the securities so being registered to be distributed by or through one or more underwriters, and the managing underwriter of such underwritten offering shall advise the Company that, in its reasonable opinion, the distribution of all or a specified portion of the Registrable Securities which the Investors have requested the Company to register concurrently with the securities being distributed by such underwriters would reasonably be expected to adversely affect the price, timing or distribution of such securities by such underwriters, then the Company will promptly notify each such Investor of Registrable Securities of the managing underwriter’s determination, and by providing such notice to each such Investor, such Investor may be denied the registration of all or a specified portion of such Registrable Securities (in case of such a denial as to a portion of such Registrable Securities, such portion to be allocated pro rata among the Investors); and provided, further, shares to be registered by the Company for issuance by the Company or for any other securityholder having demand registration rights with respect to such Registration Statement shall have first priority and each holder of Registrable Securities hereunder shall have second priority.

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(ii) Notwithstanding the foregoing, (A) if an Investor consents to including their Registrable Securities in an underwritten public offering, such Investor shall sell the Registrable Securities requested to be included in such offering to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions that apply to the other securities sold in such offering (it being acknowledged that the Company shall be responsible for other expenses as set forth in Section 2(c)), subject to the Investor agreeing to customary underwriting documentation for selling stockholders in an underwritten public offering, as reasonably requested by the underwriters, with such documentation to contain such representations and warranties by the Investors selling in such offering and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, which may include, without limitation, customary lock-up agreements of the Company’s principal stockholders, including the Investors, and (B) if, at any time after giving notice of its intention to register or offer any Registrable Securities pursuant to Section 2(i)(i) and prior to the pricing of the offering effected pursuant to such registration, the Company shall determine for any reason not to cause such offering to be priced, the Company shall deliver written notice to the Investors and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. Notwithstanding anything to the contrary herein, the terms of this Agreement and the Company’s obligations hereunder shall continue to apply with respect to any Investor that does not consent to include (or subsequently withdraws) their Registrable Securities in an underwritten public offering.

3. Company Obligations. The Company will, as expeditiously as possible:

(a) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective and current for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(b) permit, upon request, counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto prior to their filing with the SEC;

(c) before filing or confidentially submitting a Registration Statement or Prospectus or any amendments or supplements thereto, (i) furnish to the counsel selected by each holder of the Registrable Securities covered by a Registration Statement copies of all such documents proposed to be filed or confidentially submitted, which documents shall be subject to the review and comment of such counsel, and (ii) make any changes reasonably requested by such holder of Registrable Securities or such counsel;

(d) furnish, without charge, to each Investor whose Registrable Securities are included in any Registration Statement or any underwriter(s), as applicable, (i) promptly after the same is prepared and filed with the SEC, if requested by the Investor or any underwriter(s), such number of copies as may be reasonably requested by the Investor or underwriter(s) of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor or underwriter(s) may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor (it being understood and agreed that such documents, or access thereto, may be provided electronically);

(e) promptly notify each Investor of (i) the issuance by the SEC or other regulator or governmental authority or agency of any stop order or other order suspending the effectiveness of any Registration Statement or the use of any Prospectus filed pursuant to this Agreement or the initiation of any proceedings for the foregoing purposes, (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or under the securities or blue sky laws of any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iii) the receipt by the Company or its counsel of any request by the SEC or other regulator or governmental authority or agency for the amendment or supplementing of such registration statement or prospectus or for additional information;

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(f) use reasonable best efforts to (i) prevent the matters set forth in Sections 3(e)(i) and 3(d)(ii) from occurring or other suspension of effectiveness, and (ii) if issued or initiated, obtain the withdrawal or lifting thereof at the earliest possible moment;

(g) prior to any public offering of Registrable Securities, use commercially reasonable efforts to assist or cooperate with the Investors and their counsel in connection with their registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Investors; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(h) use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the NASDAQ Global Select Market (or the primary securities exchange, interdealer quotation system or other market on which the Common Stock is then listed);

(i) use reasonable best efforts to provide a transfer agent and registrar for all Registrable Securities not later than the effective date of the related Registration Statement and, in connection with any proposed sale of Registrable Securities pursuant to a Registration Statement, provide the transfer agent upon its request, an opinion of counsel as to the effectiveness of the Registration Statement, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such Registrable Securities under the Registration Statement;

(j) promptly notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(k) comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;

(l) with a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or (B) such date as there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish electronically to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;

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(m) in the case of an Underwritten Offering pursuant to Section 2(h), upon the managing underwriter’s request, use reasonable best efforts to obtain a “comfort letter” signed by the Company’s independent certified public accountants covering such matters of the type customarily covered by “comfort letters” in underwritten public offerings of securities, dated as of such date as the managing underwriter reasonably requests;

(n) in the case of an Underwritten Offering pursuant to Section 2(h), at the request of any managing underwriter for such offering, furnish an opinion with respect to legal matters and a negative assurance letter with respect to disclosure matters, dated as of each closing date of such offering of counsel representing the Company for the purposes of such registration, addressed to the underwriters, covering matters with respect to the registration as the underwriters may reasonably request and are customarily included in such opinions and negative assurance letters;

(o) in the case of an Underwritten Offering pursuant to Section 2(h), use its reasonable best efforts to cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel that is (i) required or requested by FINRA in order to obtain written confirmation from FINRA that FINRA does not object to the fairness and reasonableness of the underwriting terms and arrangements (or any deemed underwriting terms and arrangements) relating to the resale of Registrable Securities pursuant to the Registration Statement or (ii) required to be retained in accordance with the rules and regulations of FINRA;

(p) if requested by the managing underwriter, if any, or by any Investor promptly incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriter, if any, or such Investor may reasonably request, including in order to permit the intended method of distribution of such securities and make all required filings of prospectus supplements or amendments as soon as reasonably practicable after the Company has received such request;

(q) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to a Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(r) have appropriate officers of the Company, and cause representatives of the Company’s independent registered public accountants to, participate in any due diligence discussions reasonably requested by any seller of Registrable Securities or any underwriter as shall be reasonably necessary to enable them to exercise their due diligence responsibility;

(s) if requested by any holders of Registrable Securities or any underwriter, promptly incorporate in a Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling holders may reasonably request to have included therein, including information relating to the “Plan of Distribution” of the Registrable Securities; and

(t) use reasonable best efforts to take all steps necessary to effect the registration of the Registrable Securities hereunder and cooperate with selling holders of Registrable Securities and underwriters, if any, in the offering, marketing, distribution or sale of the Registrable Securities.

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4. Obligations of the Investors.

(a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities. At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the additional information reasonably required from such Investor to effect the registration of the Registrable Securities held by such Investor if such Investor elects to have any of the Registrable Securities included in such Registration Statement (the “Registration Information Notice”). An Investor shall provide such information to the Company no later than five (5) Business Days following receipt of a Registration Information Notice if such Investor elects to have any of the Registrable Securities included in such Registration Statement. It is agreed and understood that it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that (i) such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) the Investor execute such documents in connection with such registration as the Company may reasonably request, including, without limitation, a waiver of its registration rights hereunder to the extent an Investor elects not to have any of its Registrable Securities included in a Registration Statement.

(b) Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude or withdraw all of its Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay or (ii) the happening of an event pursuant to Section 3(i) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

(d) Each Investor agrees that it will not effect any disposition or other transfer of the Registrable Securities that would constitute a sale within the meaning of the 1933 Act other than transactions exempt from the registration requirements of the 1933 Act or pursuant to, and as contemplated in, the Registration Statement, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement furnished by or regarding such Investor or its plan of distribution.

5. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Investor and its officers, directors, partners, members, shareholders, employees and agents, successors and assigns, and each other Person, if any, who controls such Investor within the meaning of the 1933 Act, and the directors, officers, employees and agents of such controlling Persons, against any losses, claims, actions, damages, liabilities and expenses (including reasonable attorney fees) to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any preliminary Prospectus, free writing Prospectus, or final Prospectus, or any amendment or supplement thereof or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company, its officers, directors, partners, members, shareholders, employees and agents, successors and assigns, and each other Person, if any, who controls such Investor within the meaning of the 1933 Act, and the directors, officers, employees and agents of such controlling Persons, of the 1933 Act, the 1934 Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement or otherwise in connection with the registration of any Registrable Securities, and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such losses, claims, actions, damages, liabilities or expenses; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, action, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor in writing specifically and expressly for use in such Registration Statement or Prospectus or (ii) the use by Investor of an outdated or defective Prospectus after the Company has notified such Investor and any underwriter(s) in writing that such Prospectus is outdated or defective. This indemnity shall be in addition to any liability the Company may otherwise have.

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(b) Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, agents, successors and assigns, and each Person who controls the Company (within the meaning of the 1933 Act), and the directors, officers, employees and agents of such controlling Persons, against any out-of-pocket and direct losses, actions, claims, damages, liabilities and expenses (including reasonable attorney fees) arising out of or resulting from any untrue or alleged untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that (A) such untrue statement or omission is based upon information regarding such Investor furnished in writing by such Investor to the Company specifically and expressly for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto; (B) such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Investor expressly for use in any Registration Statement, Prospectus, form of prospectus or amendment or supplement thereto; or (C) such losses are related to the use by such Investor of an outdated or defective Prospectus after the Company has promptly notified such Investor and any underwriter(s) in writing that the Prospectus is outdated or defective. In no event shall the liability of an Investor be greater than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person within a reasonable time after notice of commencement of such claim or (C) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially and adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will (1) except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation; or (2) be liable for any settlement entered into without the indemnifying party’s prior written approval, such approval not to be unreasonably withheld, delayed or conditioned.

(d) Contribution. If for any reason the indemnification provided for in the preceding Sections 5(a) and 5(b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, action, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the net proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

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6. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Investors.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.

(c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one (1) or more of its Affiliates its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such Affiliate, provided that (i) the Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws and by the terms of the Lock-Up Agreement, in each case, to the extent then-applicable to the Investor transferring its Registrable Securities; and (iv) at the time of such transfer or assignment the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and in the Lock-Up Agreement to the extent then-applicable to the Investor transferring its Registrable Securities.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after giving effect to such transaction.

(e) No Other Registration Rights. The Company hereby covenants and agrees that it shall not, on or after the date of this Agreement (without the prior written consent of the Required Investors), enter into any agreement or instrument (other than this Agreement) granting any registration rights to any Person with respect to any of its securities which are more favorable than or inconsistent with the rights granted hereunder.

(f) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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(g) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(j) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(l) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Any suit, action or other proceeding arising out of or relating to this Agreement shall be brought exclusively in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action, the United States District Court for the District of Delaware and each of the parties hereto hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action or other proceeding. Each party agrees to commence any action, suit or proceeding relating thereto in the Delaware Chancery Court. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	INSEEGO CORP.

By: /s/ Steven Gatoff

Name: Steven Gatoff

Title: Chief Financial Officer

INVESTOR:	NOKIA SOLUTIONS AND NETWORKS OY

By: /s/ Iida Keihaskoski

Name: Iida Keihaskoski

Title: Authorized Signatory

By: /s/ Pasi Virtanen

Name: Pasi Virtanen

Title: Authorized Signatory

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